UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  June 1, 2006

Commission File Number:  1-13011

COMFORT SYSTEMS USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	76-0526487
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

777 Post Oak Boulevard

Suite 500

Houston, Texas 77056

(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (713) 830-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                          Completion of Acquisition or Disposition of Assets

On June 1, 2006, Comfort Systems USA, Inc. (the “Company”) along with its wholly-owned subsidiary, ARC Comfort Systems USA, Inc. (“ARC”), entered into an asset purchase agreement to sell certain assets of ARC to Mesa Energy Systems, Inc. (a subsidiary of EMCOR Group, Inc.) for approximately $0.7 million in cash, subject to a purchase price adjustment based upon the closing balance sheet for the transferred assets. There is no gain or loss associated with this sale. The purchase price was determined by arms-length negotiation between the parties. The Company is in the process of shutting down the remaining operations of ARC.

Item 9.01                          Financial Statements

(b)                                 Pro forma financial information

The following unaudited financial information reflects the pro forma consolidated statements of operations for the three months ended March 31, 2006 and the three years in the period ended December 31, 2005 and the related pro forma consolidated balance sheet as of March 31, 2006 in light of this transaction and the shutting down of the remaining operations of ARC. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2006 and the year ended December 31, 2005, gives effect to the disposition as if it occurred on January 1, 2005. The unaudited pro forma consolidated balance sheet as of March 31, 2006 assumes the disposition occurred on March 31, 2006. The pro forma information is based on the historical financial statements of the divested company after giving effect to the proposed disposition and the financial statements and are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the transaction and the shutdown of ARC been in effect as of the date or for the periods presented. The pro forma consolidated financial statements have been prepared based on preliminary estimates. The pro forma financial information should be read in conjunction with the Company’s historical financial statements included in its Form 10-K for the year ended December 31, 2005.

Comfort Systems USA, Inc.

Pro Forma Consolidated Balance Sheet

As of March 31, 2006

(in thousands)

(Unaudited)

	Historical	Divested Company (A)	Pro Forma
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$58,361	$—	$58,361
Accounts receivable, net	206,410	(2,297)	204,113
Other receivables	5,014	(1)	5,013
Inventories	8,276	(23)	8,253
Costs and estimated earnings in excess of billings	25,249	(54)	25,195
Prepaid expenses and other	11,680	(108)	11,572
Assets related to discontinued operations	469	3,091	3,560
Total current assets	315,459	608	316,067
PROPERTY AND EQUIPMENT, net	13,547	(88)	13,459
GOODWILL	62,954	—	62,954
OTHER NONCURRENT ASSETS	7,180	(520)	6,660
Total assets	$399,140	$—	$399,140

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$—	$—
Accounts payable	67,945	(411)	67,534
Accrued compensation and benefits	22,782	(162)	22,620
Billings in excess of costs and estimated earnings	57,150	(274)	56,876
Income taxes payable	1,051	—	1,051
Accrued self insurance expense	17,882	(24)	17,858
Other current liabilities	13,736	(292)	13,444
Liabilities related to discontinued operations	62	1,163	1,225
Total current liabilities	180,608	—	180,608
LONG-TERM DEBT, NET OF CURRENT MATURITIES	—	—	—
Total liabilities	180,608	—	180,608

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY	218,532	—	218,532
Total liabilities and stockholders’ equity	$399,140	$—	$399,140

The accompanying note is an integral part of this financial statement.

Comfort Systems USA, Inc.

Pro Forma Consolidated Statement of Operations

Three Months Ended March 31, 2006

(in thousands, except per share amounts)

(Unaudited)

	Historical	Divested Company(B)	Pro Forma
REVENUES	$237,854	$(1,469)	$236,385
COST OF SERVICES	201,010	(1,393)	199,617
Gross profit	36,844	(76)	36,768

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	30,134	(391)	29,743
GAIN ON SALE OF ASSETS	(16)	(4)	(20)
Operating income	6,726	319	7,045

OTHER INCOME (EXPENSE):
Interest income	647	(1)	646
Interest expense	(155)	—	(155)
Other	19	—	19
Other income (expense)	511	(1)	510

INCOME BEFORE INCOME TAXES	7,237	318	7,555
INCOME TAX EXPENSE	2,910	111	3,021

INCOME FROM CONTINUING OPERATIONS	$4,327	$207	$4,534

INCOME PER SHARE:
Basic	$0.11		$0.11
Diluted	$0.11		$0.11

SHARES USED IN COMPUTING INCOME PER SHARE:
Basic	39,857		39,857
Diluted	40,862		40,862

The accompanying note is an integral part of this financial statement.

Comfort Systems USA, Inc.

Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2005

(in thousands, except per share amounts)

(Unaudited)

	Historical	Divested Company (B)	Pro Forma
REVENUES	$899,531	$(6,982)	$892,549
COST OF SERVICES	752,354	(7,947)	744,407
Gross profit	147,177	965	148,142

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	114,611	(1,326)	113,285
GOODWILL IMPAIRMENT	33,877	—	33,877
(GAIN) LOSS ON SALE OF ASSETS	(36)	(49)	(85)
Operating income (loss)	(1,275)	2,340	1,065

OTHER INCOME (EXPENSE):
Interest income	766	(14)	752
Interest expense	(1,075)	—	(1,075)
Write off of debt costs	(870)	—	(870)
Other	107	—	107
Other income (expense)	(1,072)	(14)	(1,086)

LOSS BEFORE INCOME TAXES	(2,347)	2,326	(21)
INCOME TAX EXPENSE (BENEFIT)	14,027	821	14,848

LOSS FROM CONTINUING OPERATIONS	$(16,374)	$1,505	$(14,869)

LOSS PER SHARE:
Basic	$(0.42)		$(0.38)
Diluted	$(0.42)		$(0.38)

SHARES USED IN COMPUTING INCOME PER SHARE:
Basic	39,298		39,298
Diluted	39,298		39,298

The accompanying note is an integral part of this financial statement.

Comfort Systems USA, Inc.

Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2004

(in thousands, except per share amounts)

(Unaudited)

	Historical	Divested Company (B)	Pro Forma
REVENUES	$778,621	$(11,263)	$767,358
COST OF SERVICES	656,660	(12,342)	644,318
Gross profit	121,961	1,079	123,040

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	100,844	(2,415)	98,429
GOODWILL IMPAIRMENT	637	—	637
(GAIN) LOSS ON SALE OF ASSETS	(24)	(91)	(115)
Operating income	20,504	3,585	24,089

OTHER INCOME (EXPENSE):
Interest income	172	—	172
Interest expense	(1,566)	—	(1,566)
Other	(427)	—	(427)
Other income (expense)	(1,821)	—	(1,821)

INCOME (LOSS) BEFORE INCOME TAXES	18,683	3,585	22,268
INCOME TAX EXPENSE (BENEFIT)	7,327	1,262	8,589

INCOME (LOSS) FROM CONTINUING OPERATIONS	$11,356	$2,323	$13,679

INCOME PER SHARE:
Basic	$0.30		$0.36
Diluted	$0.29		$0.35

SHARES USED IN COMPUTING INCOME (LOSS) PER SHARE:
Basic	38,409		38,409
Diluted	39,505		39,505

The accompanying note is an integral part of this financial statement.

Comfort Systems USA, Inc.

Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2003

(in thousands, except per share amounts)

(Unaudited)

	Historical	Divested Company (B)	Pro Forma
REVENUES	$746,216	$(14,191)	$732,025
COST OF SERVICES	628,718	(13,306)	615,412
Gross profit	117,498	(885)	116,613

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	107,421	(2,803)	104,618
GOODWILL IMPAIRMENT	2,726	—	2,726
RESTRUCTURING CHARGES	3,223	(108)	3,115
LOSS ON SALE OF ASSETS	304	(57)	247
Operating income	3,824	2,083	5,907

OTHER INCOME (EXPENSE):
Interest income	66	—	66
Interest expense	(3,893)	5	(3,888)
Write off of debt costs	(4,172)	—	(4,172)
Other	158	6	164
Other income (expense)	(7,841)	11	(7,830)

INCOME (LOSS) BEFORE INCOME TAXES	(4,017)	2,094	(1,923)
INCOME TAX EXPENSE (BENEFIT)	(1,857)	741	(1,116)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(2,160)	$1,353	$(807)

LOSS PER SHARE:
Basic	$(0.06)		$(0.02)
Diluted	$(0.08)		$(0.04)

SHARES USED IN COMPUTING LOSS PER SHARE:
Basic	37,702		37,702
Diluted	38,111		38,111

The accompanying note is an integral part of this financial statement.

NOTE TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.               Pro Forma Adjustments

The accompanying pro forma consolidated financial statements give effect to the following pro forma adjustments necessary to reflect the sale and shutting down of the remaining operations of ARC as outlined in the preceding introduction as if the disposition occurred on January 1, 2005 in the pro forma consolidated statement of operations and on March 31, 2006 in the pro forma consolidated balance sheet.

(A)      Reduction of assets and liabilities as a result of the disposition.

(B)        Reduction of revenue and expenses as a result of the disposition. These amounts do not consider any allocation of corporate overhead to the companies that were divested, and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company.

The estimated increase in cash from the cash proceeds of $0.7 million from the disposition, and the related investment income from the cash proceeds have not been included as pro forma adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:

/s/ William George

William George
Executive Vice President and Chief Financial Officer

Date:   June 5, 2006